Exhibit 10.1

[Execution]

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND
AMENDMENT NO. 1 TO COLLATERAL AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT AND AMENDMENT NO. 1 TO COLLATERAL AGREEMENT, dated as of May 26, 2017 (this “Amendment No. 2”), is by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as administrative agent pursuant to the Credit Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Administrative Agent”), the parties to the Credit Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”), BOOT BARN, INC., a Delaware corporation (“Boot Barn”), SHEPLERS, INC., as Kansas corporation  (“Sheplers” and together with Boot Barn, each individually, a “Borrower” and, collectively, “Borrowers”), BOOT BARN HOLDINGS, INC., a Delaware corporation (“Holdings”) and SHEPLERS HOLDING CORPORATION,  a Delaware corporation (“Sheplers Holding”, and together with Holdings, each individually, a “Guarantor” and, collectively, “Guarantors”).

W I T N E S S E T H :

WHEREAS, Administrative Agent, Lenders, Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Administrative Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Borrowers as set forth in the Credit Agreement, dated as of June 29, 2015, by and among Administrative Agent, Lenders, Borrowers and Guarantors,  as amended by Amendment No. 1 to Credit Agreement, dated as of January 25, 2017 (as the same now exists and is amended and supplemented pursuant hereto and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”), the Collateral Agreement, dated as of June 29, 2015, by and among Administrative Agent, Borrowers and Guarantors (as the same now exists and is amended and supplemented pursuant hereto and may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Collateral Agreement”) and the other Loan Documents;

WHEREAS, Borrowers desire to amend certain provisions of the Credit Agreement and the Collateral Agreement as set forth herein, and Administrative Agent and Lenders are willing to agree to such amendments on the terms and subject to the conditions set forth herein; and

WHEREAS, by this Amendment No. 2, Administrative Agent, Lenders, Borrowers and Guarantors desire and intend to evidence such amendments.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.     Definitions.

(a)           Additional Definitions.  The Credit Agreement and the other Loan Documents shall be deemed and are hereby amended to include, in addition and not in limitation, the following definitions:

(i)          “Amendment No. 2” shall mean Amendment No. 2 to Credit Agreement, dated as of May 26, 2017, by and among Administrative Agent, Lenders, Borrowers and Guarantors, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(ii)         “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

(iii)        “Bail-In Legislation” shall mean, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(iv)       “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

(v)        “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

(vi)       “EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

(vii)      “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

(viii)     “Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)           Amendments to Definitions.

(i)            The definition of “Maturity Date” set forth in the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“ ‘Maturity Date’ means the earliest to occur of (a) May 26, 2022, or such later date, to the extent applicable, determined in accordance with Section 2.9, (b) the date of termination of the entire Revolving Credit Commitment by the Borrowers pursuant to Section 2.5, (c) the date of termination of the Revolving Credit Commitment pursuant to Section 10.2(a), and (d) ninety (90) days prior to the maturity date of the Term Loan Agreement.”

(ii)         The definition of “Revolving Credit Commitment” set forth in the Credit Agreement is hereby amended by deleting the second to last sentence of such definition and replacing it with the following:

“The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders on the date of Amendment No. 2 shall be $135,000,000.”

(c)           Interpretation.  For purposes of this Amendment No. 2, all terms used herein which are not otherwise defined herein, including but not limited to, those terms used in the recitals hereto, shall have the respective meanings assigned thereto in the Credit Agreement as amended by this Amendment No. 2.

2.             Schedule 1.1(b) to Credit Agreement.  The existing Schedule 1.1(b) to Credit Agreement (Commitments and Commitment Percentages) is hereby deleted in its entirety and replaced with the new Schedule 1.1(b) that is attached as Exhibit A to this Amendment No. 2.

3.             Exhibit F to Credit Agreement.  The existing Exhibit F to Credit Agreement (Form of Officer’s Compliance Certificate) is hereby deleted in its entirety and replaced with the new Exhibit F that is attached as Exhibit B to this Amendment No. 2.

4.             Procedure for Advances of Loans.  Section 2.3(a) of the Credit Agreement is hereby amended by adding the following at the end thereof:  “All requests for Loans may be delivered through Agent’s electronic platform or portal.  All such Loan requests which are not made on-line via Agent’s electronic platform or portal shall be subject to (and unless Agent elects otherwise in the exercise of its sole discretion, such Loans shall not be made until the completion of) Agent’s authentication process (with results reasonably satisfactory to Agent) prior to the funding of any such Loan.”

5.             Increase in Commitments.  Section 5.13(a)(i) of the Credit Agreement is hereby amended by deleting the reference to “$25,000,000” contained therein and replacing it with “$15,000,000”.

6.             Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Section 12 of the Credit Agreement is hereby amended by adding the following new Section 12.25 at the end thereof:

“12.25 Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-in Action on any such liability, including, if applicable:

(i) a reduction in full or in part or cancellation of any such liability;

(ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii) the variation of the terms of such liability  in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”

7.             Amendment to Collateral Agreement.  Section 4.3(iv) of the Collateral Agreement is hereby deleted in its entirety and replaced with the following:

“(iv)  the location of any Collateral consisting of Inventory, Equipment or Fixtures (whether now owned or hereafter acquired), other than (a) Collateral that is in transit to a location on Schedule 3.6, (b) Collateral that is disposed of in a transaction not prohibited by the Loan Documents, (c) Inventory that is temporarily located at an off-site retail event or other similar location for a period of not longer than sixty (60) days or (d) in connection with the opening of any new Store in the event that such new Store shall consist of Collateral having a value of less than $2,500,000, provided, that, in lieu of the 15 days’ prior written notice required above, notice with respect to a change in location of any Inventory resulting from the opening or closing of Stores shall be reported by Administrative Borrower pursuant to delivery to Administrative Agent, on the same day on which the Administrative Borrower is required to provide an Officer’s Compliance Certificate pursuant to Section 8.2(a) of the Credit Agreement for the most recently ended Fiscal Quarter, of a report setting forth all of the new Stores opened and all Stores closed by Borrowers during the most recently ended Fiscal Quarter, which report shall constitute an update to Schedule 3.6.”

8.             Schedules to Collateral Agreement.  The existing Schedules to the Collateral Agreement are hereby replaced in their entirety with the new Schedules to the Collateral Agreement that are attached as Exhibit C to this Amendment No. 2.

9.             Amendment Fee.  In consideration of the amendments set forth herein, Borrowers shall on the date hereof, pay to Agent, for the account of Lenders, or Agent, at its option, may charge the loan account of Borrowers maintained by Agent, an amendment fee in the amount of $113,750, which fee is fully earned and payable as of the date hereof and shall constitute part of the Obligations.

10.          Representations and Warranties.  Each Borrower and each Guarantor represents and warrants with and to Administrative Agent and Lenders as follows, which representations and warranties shall survive the execution and delivery hereof:

(a)           no Default or Event of Default has occurred and is continuing as of the date of this Amendment No. 2;

(b)           this Amendment No. 2 and each other agreement to be executed and delivered by Borrowers and Guarantors in connection herewith (collectively, together with this Amendment No. 2, the “Amendment Documents”) has been duly executed and delivered and authorized by all necessary corporate action on the part of each Borrower and each Guarantor which is a party hereto, and the agreements and obligations of each Borrower and each Guarantor contained herein and therein constitute legal, valid and binding obligations of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with their terms, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the availability of equitable remedies;

(c)           the execution, delivery and performance of each Amendment Document (i) are all within each Borrower’s and each Guarantor’s corporate powers, (ii) do not violate any Applicable Law relating to any Credit Party or any Subsidiary thereof where such violation could reasonably be expected to have a Material Adverse Effect, (iii) do not contravene the terms of any Borrower’s or any Guarantor’s certificate or articles of incorporation of formation, by laws or other organizational documentation, and (iv) do not conflict with, result in a breach of or cause a default under any Material Contract to which any Borrower or any Guarantor is a party which could reasonably be expected to have a Material Adverse Effect; and

(d)           all of the representations and warranties set forth in the Credit Agreement and the other Loan Documents, each as amended hereby, are true and correct in all material respects on and as of the date hereof, as if made on the date hereof, except to the extent any such representation or warranty is made as of a specified date, in which case such representation or warranty shall have been true and correct in all material respects as of such date.

11.          Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent:

(a)           Administrative Agent shall have received counterparts of this Amendment No. 2, duly authorized, executed and delivered by Borrowers, Guarantors and the Lenders;

(b)           Administrative Agent shall have received, in form and substance satisfactory to it, an amendment to the Trademark Security Agreement, duly authorized, executed and delivered by Borrowers;

(c)           Administrative Agent shall have received, in form and substance satisfactory to it, an executed copy of the amendment to the Term Loan Agreement, duly authorized, executed and delivered by Term Loan Agent, Term Loan Lenders, Borrowers and Guarantors;

(d)           Administrative Agent shall have received in immediately available funds (or Administrative Agent has charged the loan account of Borrowers) the full amount of the fee referred to in Section 9 hereof; and

(e)           no Default or Event of Default shall have occurred and be continuing, as of the date of this Amendment No. 2.

12.          Effect of this Amendment.  Except as expressly set forth herein, no other amendments, consents, changes or modifications to the Loan Documents are intended or implied, and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof and Borrower shall not be entitled to any other or further amendment by virtue of the provisions of this Amendment No. 2 or with respect to the subject matter of this Amendment No. 2.  To the extent of conflict between the terms of this Amendment No. 2 and the other Loan Documents, the terms of this Amendment No. 2 shall control.  The Credit Agreement and this Amendment No. 2 shall be read and construed as one agreement.

13.          Governing Law.  The validity, interpretation and enforcement of this Amendment No. 2 and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

14.          Binding Effect.  This Amendment No. 2 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns permitted pursuant to Section 12.9 of the Credit Agreement.

15.          Entire Agreement.  This Amendment No. 2 represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

16.          Headings.  The headings listed herein are for convenience only and do not constitute matters to be construed in interpreting this Amendment No. 2.

17.          Counterparts.  This Amendment No. 2 may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission (including by pdf e-mail transmission) shall have the same force and effect as delivery of an original executed counterpart of this Amendment No. 2.  Any party delivering an executed counterpart of this Amendment No. 2 by telefacsimile or other electronic method of transmission (including by pdf e-mail transmission) shall also deliver an original executed counterpart of this Amendment No. 2, but the failure to do so shall not affect the validity, enforceability, and binding effect of this Amendment No. 2.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered by their authorized officers as of the day and year first above written.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Peter Foley
Name:	Peter Foley
Title:	Director

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Annaliese Fisher
Name:	Annaliese Fisher
Title:	Authorized Officer

BORROWERS

BOOT BARN, INC.

		By:	/s/ Greg Hackman
		Name:	Greg Hackman
		Title:	Chief Financial Officer and Secretary

SHEPLERS, INC.

		By:	/s/ Greg Hackman
		Name:	Greg Hackman
		Title:	Chief Financial Officer and Secretary

GUARANTORS

BOOT BARN HOLDINGS, INC.

		By:	/s/ Greg Hackman
		Name:	Greg Hackman
		Title:	Chief Financial Officer and Secretary

SHEPLERS HOLDING CORPORATION

		By:	/s/ Greg Hackman
		Name:	Greg Hackman
		Title:	Chief Financial Officer and Secretary

Amendment No. 2 to Credit Agreement

Exhibit A to

Amendment No. 2 to Credit Agreement

See attached

SCHEDULE 1.1(b)

COMMITMENTS AND COMMITMENT PERCENTAGES

Lender	Revolving Credit Commitment	Revolving Credit Commitment Percentage
Wells Fargo Bank, National Association	$97,200,000	72%
JP Morgan Chase Bank, N.A.	$37,800,000	28%

Total	$135,000,000	100%

Exhibit B to

Amendment No. 2 to Credit Agreement

See attached

EXHIBIT F

FORM OF OFFICER’S COMPLIANCE CERTIFICATE

Dated as of:

The undersigned, on behalf of Boot Barn Holdings, Inc., a Delaware corporation, (“Holdings”), hereby certifies, solely in his capacity as an authorized officer of Holdings and not in any individual capacity, to the Administrative Agent and the Lenders, each as defined in the Credit Agreement referred to below, as follows:

1. This certificate is delivered to you pursuant to Section 8.2 of the Credit Agreement dated as of June [  ], 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Holdings, Sheplers Holding Corporation, a Delaware corporation, Boot Barn, Inc., a Delaware corporation (“Boot Barn”) and Sheplers, Inc., a Kansas corporation (“Sheplers” together with Boot Barn, each individually a “Borrower”, and collectively, jointly and severally, as the “Borrowers”), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and Issuing Lender (“Administrative Agent”). Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.

2.             I have reviewed the financial statements of Holdings and its Subsidiaries dated as of and for the period[s] then ended and such statements fairly present in all material respects the financial condition of Holdings and its Subsidiaries on a Consolidated basis as of the dates indicated and the results of their operations and cash flows for the period[s] indicated, subject to customary year-end adjustments for unaudited financial statements and the absence of footnotes from unaudited financial statements.

3.             I have reviewed the terms of the Credit Agreement, and the related Loan Documents and to the best of my knowledge, no Default or an Event of Default exists as at the date of this certificate.

4.             As of the date of this certificate, the Applicable Margin and calculations determining such figures are set forth on the attached Schedule 1,(1)  and Holdings and its Subsidiaries are in compliance with the financial covenant contained in Section 9.13 of the Credit Agreement as shown on such Schedule 1.

5.             Schedule 2 attached hereto sets forth all of the new Stores opened and all Stores closed by Borrowers during the most recently ended Fiscal Quarter.

[Signature Page Follows]

(1)  To be in a form reasonably acceptable to the Administrative Agent.

IN WITNESS the following signature as of the day and year first written above.

BOOT BARN HOLDINGS, INC.

By:
Name:
Title:

Schedule 1

to

Officer’s Compliance Certificate

(See attached.)

Schedule 2

to

Officer’s Compliance Certificate

(Store Openings and Closings)

Exhibit C to

Amendment No. 2 to Credit Agreement

(Schedules to Collateral Agreement)

See attached

SCHEDULE 3.6

to

Collateral Agreement

Exact Legal Name; Jurisdiction of Organization; Taxpayer Identification Number; Registered Organization Number; Mailing Address; Chief Executive Office; Locations of Inventory, Equipment and Fixtures; Locations of Books and Records

Exact Legal Name	Jurisdiction of Organization	Taxpayer Identification Number, Registered Organization Number	Mailing Address, Chief Executive Office	Locations of Inventory, Equipment, Fixtures, Books, and Records
Boot Barn Holdings, Inc.	Delaware	90-0776290	15345 Barranca Parkway, Irvine, CA 92618	[See Attached.]
Boot Barn, Inc.	Delaware	[*]	15345 Barranca Parkway, Irvine, CA 92618	[See Attached.]
Sheplers Holding Corporation	Delaware	[*]	15345 Barranca Parkway, Irvine, CA 92618	[See Attached.]
Sheplers, Inc.	Kansas	[*]	15345 Barranca Parkway, Irvine, CA 92618	[See Attached.]

[*] Certain Information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

Locations of Inventory, Equipment and Fixtures; Locations of Books and Records

(i)                                     Boot Barn Holdings, Inc. and Boot Barn, Inc. Inventory Locations

1.                                      607 North Tustin, Orange, CA.

Landlord:	KPM Management, LLC.

1131 Dolphin Terrace

Corona Del Mar, CA 92625

2.                                      1414 West 7th St., Upland, CA 91786.

Landlord:	The Abbey Company

12447 Lewis Street, Unit #203

Garden Grove, CA 92840

3.                                      464 Redlands Blvd., San Bernardino, CA.

Landlord:	Le Baron Investment

2020 E. Orangethorpe, Suite 230

Fullerton, CA 92831

4.                                      27564 Sierra Hwy, Canyon Country, CA.

Landlord:	Belmont One Investment Holdings, LLC

c/o: Mr. Sam Yi

One Properties

3807 Wilshire Blvd., Ste. 850

Los Angeles, CA 90010

5.                                      3394 Tyler, Riverside, CA.

Landlord:	Dunn Family Trust Properties

1782 Terry Lynn Lane

Santa Ana, CA 92705

6.                                      18420 Hawthorne Blvd., Torrance, CA.

Landlord:	Apollo Holdings, LLC

15721 S. Western Avenue, Suite 320

Gardena, CA 90247

7.                                      23762-B Mercury Road, Lake Forest, CA 92630.

Landlord:	Rockfield Showplace

629 Camino De Los Mares, Suite 201

San Clemente, CA 92673-1313

8.                                      659 West Arrow Hwy, San Dimas, CA.

Landlord:	Kuan Jung Lin

c/o: Tryad Properties, Inc.

556 N. Diamond Bar Blvd., Ste.200

Diamond Bar, CA 91765

9.                                      2405 & 2305 Vista Way, Oceanside, CA 92054.

Landlord:	Kimco Realty Corporation

3333 New Hyde Park Road

New Hyde Park, NY 11042-0020

Attn: Legal Department

With Notice:	Kimco Realty Corporation

1631-B South Melrose Drive

Vista, CA 92083

Attn: Legal Department

10.                               853 Arnele Avenue, El Cajon, CA.

Landlord:	Parkway West

c/o: The Total Office

964 Fifth Ave., Suite 214

San Diego, CA 92101

11.                               4411 Mercury Street, Ste. 100, San Diego, CA 92611.

Landlord:	Balboa Village LLC

5440 Morehouse Drive, Suite 4000

San Diego, CA 92121

12.                               27250 Madison Ave, Stes. A & B, Temecula, CA.

Landlord:	BV Properties

2020 East Orangethorpe Ave.

Fullerton, CA 92831

13.                               13785 Park Avenue, Ste. G & H, Victorville, CA 92392.

Landlord:	The Hesper Family Trust

755 Via Airosa

Santa Barbara, CA 93110

14.                               43517 13th Street West, Lancaster, CA 93535.

Landlord:	Avenue K Lancaster UCM/Cadence LLC

c/o: 1st Commercial Realty Group, Inc.

2009 Porterfield Way, Suite P

Upland, CA 91786

15.                               1340 Spring St., Paso Robles, CA.

Landlord:	1340 Spring Street, PR, CA, LLC

The P & J Meany Family Trust

1131 Dolphin Terrace

Corona Del Mar, CA 92625

Attn: Kenneth J. Meany, Trustee

16.                               7265 Las Vegas Blvd South, Las Vegas, NV 89119.

Landlord:	Max Finklestein

6280 Lakeview Road

Lenoir City, TN 37772

With Notice:	Max Finkelstein

88547 Old Highway

Tavernier, FL 33070

17.                               3462 Katella, Los Alamitos, CA.

Landlord:	Coastal Commercial Inv. Holdings, LLC.

11061 Los Alamitos Blvd.

Los Alamitos, CA 90720

18.                               7020 Topanga Canyon Blvd., Canoga Park, CA 91303.

Landlord:	KPM Management, LLC.

1131 Dolphin Terrace

Corona Del Mar, CA 92625

19.                               6600 Menaul NE, Albuquerque, NM.

Landlord:	Coronado Center, L.L.C.

110 North Wacker Drive

Chicago, IL 60606

Attn: General Counsel

20.                               6322 W. Sahara, Las Vegas, NV 89146.

Landlord:	West Sahara Associates

c/o MDL Group

3065 South Jones Blvd., Ste. 201

Las Vegas, NV 89146

21.                               4250 East Bonanza Road, Las Vegas, NV 89110.

Landlord:	SET Properties

c/o: Priority One Commercial

4015 S. El Captain Way, Ste. 888

Las Vegas, NV 89147

22.                               3913 Buck Owens Blvd., Bakersfield, CA 93308.

Landlord:	KPM Management, LLC

1131 Dolphin Terrace

Corona Del Mar, CA 92625

23.                               12915 Monterey Road, San Martin, CA 95046.

Landlord:	Helen Filice

43 Deerfield Drive

Scotts Valley, CA 95066

24.                               331 6th Street, Turlock, CA 95380.

Landlord:	Masacaja Holdings, LLC

5213 W. Main Street

Turlock, CA 95380

Attn: April Dias

25.                               101 South Broadway, Santa Maria, CA 93454.

Landlord:	Steven Susko

419 Cherry Avenue

Los Altos, CA 94022

26.                               3320 E. Stockton Hill Road #D2, Kingman, AZ.

Landlord:

Kingman Gateway, LLC

c/o Pacific Coast Management Group

114 Pacifica, Ste 310

Irvine, CA 92618

27.                               4670 Central Way, Fairfield, CA 94534.

Landlord:	B & L Properties

4630 Westamerica Drive, Suite A

Fairfield, CA 94534-4186

28.                               7909 West Campo Bello Drive, Ste 1, Glendale, AZ 85308.

Landlord:	Arrowhead Auto Center, LLC

14465 N. 101st Street

Scottsdale, AZ 85260

29.                               1710 S. Alma School Rd., Mesa, AZ 85210.

Landlord:	KPM Management, LLC

1131 Dolphin Terrace

Corona Del Mar, CA 92625

30.                               603 Colusa Avenue, Suites A — D, Yuba City, CA 95991.

Landlord:	John A. & Pauline R. Behel Revocable Trust

264 Crume Drive

Grants Pass, OR 97526

31.                               4401 Granite Drive, Ste. 100, Rocklin, CA.

Landlord:	Victor Guidera Family Trust

c/o Victor Guidera

115 Woodmere Road

Folsom, CA 95630

32.                               960 6th St., Suite 104, Norco, CA 92860.

Landlord:	Liberio Realty

1107 E. Lincoln E. Avenue, Ste. 103

Orange, CA 92865

33.                               10299 E. Stockton Blvd., Elk Grove, CA 95624-9710

Landlord:	Kelly-Moore Paint Company, Inc.

c/o Northgate Asset Management

4719 Quail Lake Drive, Ste G

Stockton, CA 95207

Attn: Felicia Cabanig

34.                               1799 Retherford St., Tulare, CA 93274-0806.

Landlord:	KPM Management, LLC.

1131 Dolphin Terrace

Corona Del Mar, CA 92625

35.                               3300 Broadway, Suite 308, Eureka, CA 95501.

Landlord:	Bay Shore Mall Partners

c/o Rouse Properties, Inc.

1114 Avenue of the Americas, Ste 2800

New York, NY 10036

Attn: General Counsel

36.                               1705 Highway #273, Anderson, CA 96007.

Landlord:	Northwest Asset Management, Co.

1343 Locust Street, Suite 203

Walnut Creek, CA 94596

37.                               285 West Shaw Avenue, Clovis, CA 93612

Landlord:	Sunflower Clovis Investors, LLC

c/o Matteson Realty Services, Inc.

1825 S. Grand Street, Ste. #700

San Mateo, CA 94402

38.                               2225 Plaza Parkway, Modesto, CA 95350.

Landlord:	Central Valley Associates, LP

2222 E. Seventeenth Street

Santa Ana, CA 92705

39.                               1445 Santa Rosa Avenue, Suites A1-A4, Santa Rosa, CA 95405.

Landlord:	Rex Strickland, Santa Rosa Center, LLC

c/o: Keegan and Coppin Co., Inc.

Property Management

1355 N. Dutton Avenue, Suite 100

Santa Rosa, CA 95401-7107

40.                               1475 N. Davis Road, Salinas, CA 93907

Landlord:	SIBS, a Limited Partnership

6 Rossi Circle

Salinas, CA 93907

41.                               3345 Kietzke Lane, Reno, NV 89502.

Landlord:	Elizabeth Younger

453 Sierra Leaf Circle

Reno, NV 89511

42.                               2539 Esplanade Rd., Chico, CA 95973-1163

Landlord:	The Ernest and Marie Fortino Trust

4500 Campisi Court

Gilroy, CA 95020

43.                               2776 South 16th Avenue, Tucson, AZ.

Landlord:	Gee Garden Properties, LLC.

125 South Calle Chaparita

Tucson, AZ 85716

44.                               3719 North Oracle Road, Tucson, AZ.

Landlord:	WWT Ltd. Co.

P.O. Box 93656

Albuquerque, NM 87199-3656

45.                               6701 East Broadway, Tucson, AZ 85710.

Landlord:	Alpine Chalet Apartments, LLC

6501 E. Miramar Drive

Tucson, AZ 85715

46.                               284 West Mariposa, Nogales, AZ 85621.

Landlord:	Mariposa Shopping Center Investments, LP

6007 E. Grant Rd.

Tucson, AZ 85712

47.                               242 West 32nd Street, Yuma, AZ 85364.

Landlord:	Albertson’s, LLC

250 Parkcenter Boulevard

Boise, ID 83726

Attn: Legal Department

48.                               7321 Pav Way, Prescott Valley, AZ 86314.

Landlord:	Four Seasons Investment Company, L.L.C.

3001 Main Street, Suite #2B

Prescott Valley, AZ 86314

49.                               700 S. Telshor, Space 1208, Las Cruces, NM 88001.

Landlord:	Mesilla Valley Mall, LLC

P.O. Box 933873

Atlanta, GA 31193-3873

50.                               2700 South Woodlands Village Boulevard, Suite 500, Flagstaff, AZ 86001.

Landlord:	Woodland Village Shopping Center, LLC

c/o CCA Acquision Co., LLC

5670 Wilshire Blvd., Ste. 1250

Los Angeles, CA 90036

51.                               1955 S. Casino Dr., Laughlin, NV 89029.

Landlord:	Priceless Outlets of Las Vegas at Laughlin, LLC

9103 Alta Drive, Ste. 204

Las Vegas, NV 89145

52.                   4481 South White Mountain Road, Show Low, AZ 85901.

Landlord:	Twice Markets, L.L.C.

c/o: Zell Commercial Real Estate Services, Inc.

5343 N. 16th Street, Suite #290

Phoenix, AZ 85016

53.                   804 North US Highway 491, Gallup, NM.

Landlord:	Gallup H&K, LLC, Gallup Shaaya, LLC, Gallup Capital, LLC
120 El Camino Drive, Ste 206
Beverly Hills, CA 90212

With Notice:	K. Joseph Shabani
Shabani & Shabani, LLP
1801 Avenue of the Stars, Ste. 1035
Los Angeles, CA 90067

54.                               4250 Cerrillos Road, Santa Fe, NM 87507.

Landlord:	Santa Fe Place Property Owners, LLC
c/o Spinoso Real Estate Group
112 Northern Concourse
North Syracuse, NY 13212
Attn: Legal Department

With a copy to:	Landlord
Santa Fe Place Property Owners, LLC
c/o Santa Fe Place
4250 Cerrillos Road
Santa Fe, NM 87592
Attn: General Manager

55.                               4601 E. Main, Farmington, NM 87402

Landlord:	Animas Valley Mall, LLC
c/o Rouse Properties, Inc.
1114 Avenue of the Americas, Ste. 2800
New York, NY 10036

56.                               6210 San Mateo Blvd., NE, Albuquerque, NM 87109

Landlord:	S.M.P. Ltd. Co.
P.O. Box 93656
Albuquerque, NM 87199-3656

57.                               1518 Capital Ave., Cheyenne, WY.

Landlord:	Intrawest Properties, Inc.
c/o Robert C. Whittington
219 Carter View Drive
Cody, WY 82414

58.                               4519 Frontier Mall Dr., Cheyenne, WY.

Landlord:	Corral Enterprises Partnership
c/o Robert C. Whittington
219 Carter View Drive
Cody, WY 82414

59.                               1625 Stampede Dr., Cody, WY.

Landlord:	Cody Building Partnership
c/o Robert C. Whittington
219 Carter View Drive
Cody, WY 82414

60.                               1683 Sunset Dr., Rock Springs, WY.

Landlord:	Rock Springs Building Partnership
c/o Robert C. Whittington
219 Carter View Drive
Cody, WY 82414

61.                               150 North Main, Sheridan, WY.

Landlord:	Madeline F. and Christoper Pope
1508 South Wilson Avenue
Bozeman, MT 59715

62.                               3510 E. 2nd Street, Casper, WY.

Landlord:	Eastside properties, LLC
P.O. Box 50730
Casper, WY 82605-0730

63.                               2610 S. Douglas Hwy, Suite 100, Gillette, WY.

Landlord:	TKG Powder Basin, LLC
c/o TKG Management
211 N. Stadium Blvd. Ste 201
Columbia, MO 95203

64.                               727 N. Federal, Riverton, WY.

Landlord:	John D. Prideaux
P.O Box 20399
Wickenburg, AZ 85358

65.                               1850 Harrison Blvd., Evanston, WY.

Landlord:	David J. Moon
P.O. Box 841
Evanston, WY 82931

66.                               840 West Broadway, Jackson, WY.

Landlord:	P&R Investments, Inc.
c/o: A. Rodgers Everett
P.O. Box 1083
Jackson, WY 83001

67.                               1920 E. Idaho, Elko, NV.

Landlord:	Ed Murphy or Gerry Ross
Plaza Forty, LLC
P.O. Box 2178
Newport Beach, CA 92659

68.                               1460 W. Winnemucca Blvd., Winnemucca, NV 89445.

Landlord:	Valley View Lafayette, LLC
c/o The Carrington Company
P.O. Box 1328
Eureka, CA 95502

69.                               327 South 24th Street West, Ste #1, Billings, MT 59102.

Landlord:	Gilman-Kaufman Partnership
4415 Lewis Avenue
Billings, MT 59106

70.                               830 S. Camino Del Rio, Durango, CO 81310

Landlord:	Out Landish, LLC
c/o: Rathbun Properties
318 Diablo Road, Suite #240
Danville, CA 94526

71.                               5720 North Academy Boulevard, Colorado Springs, CO 80918

Landlord:	Kinetic Erindale Center, LL C
c/o Hannay Realty Advisors — CO LP
1700 Broadway, Ste. 40
Denver, CO 80290

72.                               2424 Highway 6 & 50, Grand Junction, CO 81505

Landlord:	SM Mesa Mall, LLC
Management Office
2424 Highway 6 and 50
Grand Junction, CO 81505

73.                               10910 Olson Drive, Suite #140, Rancho Cordova, CA 95670

Landlord:	Gardenview Estates Venture, L.P.
c/o: Focus Commercial, Inc.
3105 Fite Circle #106
Sacramento, CA 95827

74.                               15345 Barranca Parkway, Irvine, CA 92618 (Store Support Center)

Landlord:	The Irvine Company LLC
550 Newport Center Drive
Newport Beach, CA 92660

75.                               4414 South College Avenue, Fort Collins, CO 80525

Landlord:	Generation H One and Two Limited Partnership
Post Office Box 272546
Fort Collins, CO 80527

76.                               2221 NE 3rd Street, Bend, OR

Landlord:	2221 LLC
c/o Mont West
16002 Hwy 129
Asotin, WA 99402

77.                               3429 Dillion Drive, Pueblo, CO 81008

Landlord:	Renaissance Partners, LLC
900 North Michigan Avenue
14th Floor
Chicago, Illinois 60611

With Notice:	c/o : Jones Lang LaSalle Americas, Inc.
200 E. Randolph
Chicago, IL 60601
Attn : Real Estate Notices (CSA)

78.                               840 Biddle Road, Medford, OR 97504

Landlord:	Bear Creek Ventures LLC
c/o: Joleene Larson
8220 W. Gage Blvd., Ste 167
Kennewick, WA 99336

79.                               1108 NW Frontage Road, Troutdale, OR 97060

Landlord:	The Melton Family Trust
Jerrold and Patricia Melton, Trustees
21600 NE 192nd Avenue
Battle Ground, WA 98604

80.                               5352 South Freeway Park Drive, Riverdale, UT 84405

Landlord:	CC Freeway Park, LC
c/o The Boyer Company, LC
101 South 200 East, Ste. 200
Salt Lake City, UT 84111

81.                               1175 Addison Avenue East, Twin Falls, Idaho 83301

Landlord:	Blue Lakes Marketplace 5 Points, LLC
c/o Bonneville Realty Management
8522 South 1300 East, Ste. D203
Sandy, Utah, 84094
Attn: Jared V. Smart

82.                               8525 W. Franklin Road, Boise, ID 83709

Landlord:	Franklin Towne Plaza, LLC
855 W. Broad Street, Ste. 300
Boise, ID 83702
Attn: Legal Department

83.                               1008 Cumberland Center Blvd., Lebanon, TN 37087

Landlord:	J.D. Eatherly
1720 West End Avenue, Ste 600
Nashville, TN 37203

84.                               1681 3rd Avenue West Unit 9, Dickinson, ND 58601

Landlord:	GPCME LLC
c/o Great Plains Clinic Medical Enterprises, LLC
1681 3rd Avenue West
Dickinson, ND 58601
Attn: Mark Grove

85.                               1183 Eglin Street, Rapid City, SD 57701

Landlord:	CPP Rushmore II, LLC
c/o Columbus Pacific Properties, Ltd.
429 Santa Monica Blvd., Ste 600
Santa Monica, CA 90401

With Notice:	Midland Atlantic Development Company
8044 Montgomery Road, Ste 710
Cincinnati, OH 45236
Attn: Property Administration

86.                               51027 Hwy 6, Ste 200, Glenwood Springs, CO

Landlord:	Wood King LLLP
51027 Hwy 6 & 24, Ste 145
Glenwood Springs, CO 81601

87.                               2230 N.W. 10 Street, Ocala, FL 34475

Landlord:	Free as a Bird, LLC
2166 NW 10th Street
Ocala, FL 34475
Attn: Carmen Murvin

88.                               240 Long Hollow Pike, Goodlettsville, TN

Landlord:	J.D. Eatherly
1720 West End Avenue, Ste 600
Nashville, TN 37203

89.                               Mall of America, 386 N. Garden, Ste. #N386, Bloomington, MN

Landlord:	MOAC MALL HOLDINGS, LLC
60 East Broadway,
Bloomington, MN 55425

90.                               3443 SW Williston Road, Gainesville, FL 32608

Landlord:	Carmen G. Murvin
2166 NW 10th Street
Ocala, FL 34475

91.                               Gurnee Mills Mall, 6170 West Grand Avenue, Gurnee, IL 60031

Landlord:	Mall at Gurnee Mills, LLC
c/o Simon Property Group, Inc.
225 West Washington Street
Indianapolis, IN 46204

92.                               Kirkwood Mall, 635 Kirkwood Mall, Bismarck, ND 58504

Landlord:	Kirkwood Mall Acquisition, LLC
NW 6227, PO Box 1450
Minneapolis, MN 55485

93.                               North Park Mall, 320 West Kimberly Rd, Ste. 206, Davenport, IA

Landlord:	North Park Mall, LLC
401 Wilshire Blvd, Ste 700
Santa Monica, CA 90401
Attn: Legal Department

94.                               Valley West Mall, 1551 Valley West Dr. #187, Des Moines, IA

Landlord:	Valley West, DM, LP
c/o Watson Center, Inc.
3100 West Lake Street, Ste 215
Minneapolis, MN 55416

95.                               249 Blanding Blvd., Orange Park, FL 32073

Landlord:	Larsen Properties, LLC
2166 NW 10th Street
Ocala, FL 34475
Attn: Carmen G. Murvin

96.                               West Acres Mall, 3902 13th Avenue SW, #301D, Fargo, ND

Landlord:	West Acres Development, LLP.
3902 13th Avenue S, Ste 3717
Fargo, ND 58103

97.                               3120 North Oak Street Extension, Valdosta, GA 31605

Landlord:	Boot Hill Western Wear, Inc.
c/o Windy Hill, Inc.
8170 Highway 122 West
Hahira, GA 31632

98.                               Columbia Mall, 2800 S. Columbia Rd ., Grand Forks, ND

Landlord:	Columbia Grand Forks, LLP
c/o GK Development, Inc.
257 Main Street, Ste. 100
Barrington, IL 60010

99.                               Crossroad Center, 4201 Division St. W., St. Cloud, MN

Landlord:	St. Cloud, LLC
General Growth Properties, Inc
110 Wacker Drive
Chicago, IL 60606
Attn: Legal Department

100.                        Southern Hills Mall, 4400 Sergeant Rd.,#116, Sioux City, IA

Landlord:	SM Southern Hills Mall, LLC
Hubbell Property Management, LLC
c/o CBRE Inc.
8080 Park Lane, Ste 800
Dallas, TX 75231

101.                        1208 20th Avenue SW, Ste 10, Minot, ND 58701

Landlord:	Dakota UPREIT
3003 32nd Avenue. S, Ste 250
Fargo, ND 58103

With Notice:	SMC Property Management
1408 20th Avenue SW., Ste 10
Minot, ND 58701

102.                        4067 Commonwealth Avenue, Eau Claire, WI 54701

Landlord:	Health Eau Claire, LLC
3112 Golf Road
Eau Claire, WI 54701
Attn: Jon J. Munger

103.                        Eastland Mall, 800 N. Green River Road, #452, Evansville, IN

Landlord:	SM Eastland Mall, LLC
c/o The Macerich Company
401 Wilshire Blvd., Ste. 700
Santa Monica, CA 90401

104.                        8105 Moores Lane, Ste 205, Brentwood, TN 37027

Landlord:	Gateway Kentfield, Inc.
c/o Boyle Investment Company
7100 Executive Center Drive, Ste 150
Brentwood, TN 37027
Attn: Logan Hughes

With a copy to:	Gateway Kentfield, Inc.
c/o Boyle Investment Company
150 Fourth Avenue North, Ste. 110
Nashville, TN 37219
Attn: Teressa Broander

105. 3134 North 11th Street, Bismarck, ND 58503

	Landlord:	Henry A. Albers
3200 Winnipeg Drive
Bismarck, ND 58503
106. 2805 W. 41st Street, Sioux Falls, SD

	Landlord:	Plaza 41, LLC
c/o Solutions Property Management, LLC
517 West 22nd Street
Sioux Falls, South Dakota, 57105

107. Opry Mills Mall, 405 Opry Mills Drive, Nashville, TN 37214

	Landlord:	Opry Mills Mall, LP
c/o Simon Property Group
225 West Washington Street
Indianapolis, IN 46204

108. 7940 Lyles Lane NW, Concord, NC 28027

	Landlord:	Washington Prime Group, L.P.
180 East Broad Street, 21st Floor
Columbus, OH 43215

109. 2431 E. Colorado Blvd., Spearfish, SD 57783

	Landlord:	Aaron Bomgaars
Fifth Generation Investments, LLC
1805 Zenith Drive
Sioux City, Iowa 51103

110. 10203 Birchridge, Suite 500, Humble, Texas 77338

	Landlord:	Deerbrook Point, L.P., PAL Realty, Inc.
24080 Highway 59 North
Suite 200
Kingwood, TX 77339

111. 10203 Birchridge, 2nd Floor, Humble, Texas 77338

Landlord:	Deerbrook Point, L.P., PAL Realty, Inc.
24080 Highway 59 North
Suite 200
Kingwood, TX 77339

112. 4600 South Medford Drive, Suite 1000, Lufkin, Texas 75901

Landlord:	CC Investors 1996-1
P. O. Box 10324
Pittsburgh, PA 15332
Attn: Daniel G. Kamin

113.      2309 Highway 79 South, Henderson, Texas 75654

Landlord:	Henderson Plaza Realty LP
c/o ORDA Corp.
15400 Knoll Trail, Suite 350
Dallas, TX 75248

114. 620 Pan American Drive Livingston, Texas 77351

Landlord:	Don C. and Annita Baskin d/b/a Baskin’s Rent
Properties
P. O. Box 244
Livingston, TX 77351

115. Suite #4, 3801 North Street, Nacogdoches, Texas 75961

Landlord:	Northview Plaza II Joint Venture
c/o Gregory Commercial, Inc.
P. O. Box 7084
Dallas, TX 75209

116. 4530 South Broadway, Tyler, Texas 75703

Landlord:	Lasater’s French Quarter Partnership
P. O. Box 1640
Mason, TX 76856

117. 1001 Main Street, Liberty, Texas 77575

Landlord:	PELCO Properties, Inc.
P. O. Box 68
Dayton, TX 77535

118. 118 Col. Etheredge, Blvd., Huntsville, Texas 77340

Landlord:	Don C. and Annita Baskin d/b/a Baskin’s Rent
Properties
P. O. Box 244
Livingston, TX 77351

119. 1300 Pinecrest Drive East, Marshall, Texas 75670

Landlord:	Marshall Mall Investors, L.P.
1300 E. Pinecrest Dr., Suite 120
Marshall, TX 75670

120. 327 S. Wheeler St., Jasper, Texas 75951

Landlord:	Sequin Affordable Housing, L.P.
Attn: Todd Routh
11701 Bee Caves Road, Ste. 122
Austin, TX 78738

121. 725 E. Villa Maria, Suite 4700, Bryan, Texas, 77802

Landlord:	Tejas Center, Ltd.
c/o Stalworth Corporation
1700 George Bush Dr., East, Ste. 240
College Station, TX 77840

122. 1908 N. Frazier St., Conroe, Texas 77301

Landlord:	CSW Conroe, LLC
Attn: LATIPAC Commercial
2711 W. Anderson Lane, Ste. 200
Austin, TX 78757

123. 3445 Gulf Freeway, Dickinson, Texas 77539

Landlord:	Dixie Partners II, L.P.
P. O. Box 270874
Flower Mound, TX 75027

124. 2419 Gilmer Road, Longview, Texas 75604

Landlord:	Gilmer Road Associates
P. O. Box 3449
Longview, TX 75606

125. 28000 Southwest Fwy, Rosenberg, Texas 77471

Landlord:	Clay Group Properties
12338 Mally Meadow Lane
Sugarland, TX 77478
Attn: Bobby Patel

126. 120 Hwy 332 W 3, Lake Jackson, Texas 77566

Landlord:	Brazos Square, LP
577 Winding Madrone Trail
Blanco, TX 78606

127. 3201 North Hwy 75 Suite 102, Sherman, Texas 75090

Landlord:	75/82 Sherman Crossing, Ltd.
c/o Quine & Associates
301 S. Sherman Street, Ste 100
Richardson, TX 75081

128. 4123 Gibson Road, Texarkana, Texas 75503

Landlord:	Deepwater Creek Texarkana, L.P.
3444 Summerhill Road
Texarkana, TX 75503

129. 1220 Airline Road, Corpus Christi, Texas 78412

Landlord:	MSW Promenade, L.P.
c/o Eagle Equity
5420 LBJ Freeway, Ste. 570
Dallas, TX 75240
Attn: Michael A, Hershmann

130. 240 N. New Road, Waco, Texas 76710

Landlord:	S&W-AL, LLC
1001 West Loop South #600
Houston, TX 77027-9082

131. 8154 Agora Parkway, Suite 100, Live Oak, Texas 78233

Landlord:	Rose Forum Associates, L.P.
c/o AVR Realty Company LLC
1 Executive Boulevard
Yonkers, NY 10701

132. 1131 N. Burleson Blvd., Burelson, Texas 76028

Landlord:	EE Burleson, L.P.
c/o Kimco Realty Corporation
P. O. Box 5020
New Hyde Park, NY 11042

133. 2990 East Prien Lake Road, Lake Charles, Louisiana 70615

Landlord:	TSN Realty, LLC
c/o David B. Rubin
185 Canfield Drive
Stamford, CT 06902

134. 3111 Midwestern Parkway, Sikes Senter Mall, Wichita Falls, Texas 76308

Landlord:	Sikes Senter, LLC
c/o Rouse Properties, Inc.
1114 Avenue of the Americas, Ste. 2800
New York, NY 10036-7703
Attn: General Counsel

135. Space No. 6501, Alexandria Mall, 3437 Masonic Drive, Alexandria, Louisiana 71301

Landlord:	Alexandria Main Mall LLC
c/o Radiant Partners, LLC
145 West 45th Street, 10th floor
New York, NY 10036
Attn: Daniel Friedman

136. 10533 South Mall Drive, Baton Rouge, Louisiana 70809

Landlord:	Siegen Lane Properties LLC
c/o Olshan Properties, Inc.
5500 New Albany Road, East, Ste. 301
New Albany, OH 43054

137. 3320 Ambassador Caffery Parkway, Lafayette, Louisiana 70502

Landlord:	Ambassador Way Associates, LP
c/o Fidelis Realty Partners, Ltd.
4500 Bissonet, Ste. 300
Bellaire, TX 77401

138. 9795 FM 1960, Humble, Texas 77338

Landlord:	Randall’s Food and Drugs, LP
3663 Briarpark
Houston, TX 77042

With a copy to:	Albertson Companies/PDA #5991-03
20427 N. 27th Avenue
Phoenix, AZ 85027

139. 24421 Katy Freeway, Katy, Texas 77494

Landlord:	Bluecap, Ltd
c/o O. N. Baker
8554 Katy Freeway, Suite 301
Houston, TX 77024

140. 6550 Garth Rd., Baytown, Texas 77521

Landlord:	AREP Baytown II Partners, LP
7880 San Felipe Street, Ste 120
Houston, TX 77063

141. 127 NorthShore Blvd, Suite 2, Slidell, Louisiana 70460

Landlord:	RCG — Slidell, LLC
3060 Peachtree Road, Ste. 400
Atlantic, GA 30305
Attn: Property Manager

142. Rayzor Ranch Marketplace, Denton, Texas

Landlord:	Rayzor Ranch Marketplace Associates, LLC
c/o Fidelis Realty Partners
4500 Bissonnet Street, Ste 300
Bellaire, TX 77401
Attn: General Counsel

With a copy to:	Rayzor Ranch Marketplace Associates, LLC
5207 McKinney Avenue, Ste. 22
Dallas, TX 75205
Attn: Rick Coe

143. 1951 South 25th East, Ammon, ID 83406

Landlord:	Ammon Properties, L.C.
c/o: Woodbury Corporation
2733 E. Parleys Way, Ste. 300
Salt Lake City, UT 84109

144. 3666 Brooks Street, Missoula, MT 59801

Landlord:	UT Missoula L.L.C.
c/o: Woodbury Corporation
2733 E. Parleys Way, Ste. 300
Salt Lake City, UT 84109

145. 8698 East Raintree Drive, Scottsdale, AZ 85260

Landlord:	Umbral 2, LLC
4590 MacArthur Blvd., 5th Floor
Newport Beach, CA 92660

146. 2651 W. 29th Street, Greeley, CO 80631

Landlord:	Gerry & Monica Schwarzblatt Trust
9454 Wilshire Blvd., Ste 207
Beverly Hills, CA 90210
Attn: Gerhard Schwarzblatt

147. 2020 Gunbarrel Road, Chattanooga, TN 37421

Landlord:	Robert F. Myer, COO
Hamilton Village Station, LLC.
11501 Northlake Drive
Cincinnati, Ohio 45249

With a copy to:	Lease Administration Department
Phillips Edison & Company, Ltd.
11501 Northlake Drive
Cincinnati, Ohio 45249

148. Fallschase Shopping Center, Tallahassee, FL 32317

Landlord:	CPP Fallschase II, LLC
c/o: Lormax Stern Development Company, LLC
38500 Woodward Avenue, Ste. 200
Bloomfield Hills, MI 48304

149. 915 W. Main Street, Bozeman, MT 59715

Landlord:	West Coast Highway, LLC
c/o Debra Barlow
31351 Rancho Viejo Road, Ste 105
San Juan Capistrano, CA 92675161.

150. 1010 NE Coronado Drive, Blue Springs, MO 64014

Landlord:	Blue Springs Partners, LP
c/o: RED Development
Lighton Tower
7500 College Blvd., Ste. 750
Overland Park, KS 66210
Attn: Property Manager

151. 14384 Lincoln Street, Thornton, CO 80023

Landlord:	Thornton Development, L.L.C.
c/o: Staenberg Group, Inc.
2127 Innerbelt Business Center Drive, Ste. 310
St. Louis, MO 63114

152. 2200 War Admiral Way, Lexington, KY 40509

Landlord:	War Admiral Place, LLC
P.O. Box 12128
Lexington, KY 40509
Attn: Patrick W. Madden

With notice to:	War Admiral Place, LLC
2517 Sir Barton Way
Lexington, KY 40509
Attn: Patrick W. Madden

153. 65 Treeline Road, Kalispell, MT 59901

Landlord:	TKG Spring Prairie Development Three, LLC
c/o TKG Management, Inc.
211 N. Stadium Blvd., Ste 201
Columbia, Missouri 65233

With a copy to:	TKG Spring Prairie Development Three, LLC
c/o TKG Management, Inc.
211 N. Stadium Blvd., Ste 201
Columbia, Missouri 65233
Attn: General Counsel

154. 17815 La Cantera Parkway, San Antonio, TX

Landlord:	Hines Global REIT San Antonio Retail I LP
c/o The Rim Management
17503 La Cantera Parkway, Ste 104
San Antonio, TX 78257

155. 318 Broadway, Nashville, TN 37201

Landlord:	Love’s Broadway Boots, LLC
256 Worth Avenue, Ste. 200

156. 2315 Summa Drive, Ste. 1C, Las Vegas, NV 37201

Landlord:	The Shops at Summerlin South, LP
c/o The Howard Hughes Corporation
One Galleria Tower, 22nd Floor
13355 Noel Road
Dallas, TX 75240
Attn: General Counsel

With a copy to:	The Shops at Summerlin South, LP
10801 West Charleston Blvd.
Las Vegas, NV 89135
Attn: Legal Department

157. 152 Stratford Commons Court, Suite. 05, Winston-Salem, NC 27103

Landlord:	Brixmor GA Stratford Commons, LP
c/o Brixmor Property Group
450 Lexington Avenue, 13th Floor
New York, NY 10170
Attn: Office of General Counsel

With a copy to:	Brixmor GA Stratford Commons, LP
c/o Brixmor Property Group
3440 Preston Ridge Road
Building IV, Suite 425
Alpharetta, GA 30005
Attn: Vice President of Legal Services

158. 3310 West Shaw Avenue, Suite 02A, Fresno, CA 93711

Landlord:	Brixmor Arbor Faire Owner, LP
c/o Brixmor Property Group
450 Lexington Avenue, 13th Floor
New York, NY 10170
Attn: Office of General Counsel

With a copy to:	Brixmor Arbor Faire Owner, LP
c/o Brixmor Property Group
40 Skokie Blvd., Ste 600
Northbrook, IL 60062
Attn: Vice President of Legal Services

159. 1000 Commerce Avenue, Suite 0500, Atwater, CA 95301

Landlord:	BRE Throne Applegate Ranch, LLC
c/o Brixmor Property Group
450 Lexington Avenue, 13th Floor
New York, NY 10170
Attn: Office of General Counsel

With a copy to:	BRE Throne Applegate Ranch, LLC
c/o Brixmor Property Group
40 Skokie Blvd., Ste 600
Northbrook, IL 60062
Attn: Vice President of Legal Services

160. Alamance Crossing West Shopping Center University Drive & I-85, Burlington, NC.

Landlord:	Alamance Crossing II, LLC
c/o CBL & Associate Management, Inc.
CBL Center, Suite 500
2030 Hamilton Place Blvd.
Chattanooga, TN 37421-6000

161. 25895 Highway 290, Cypress, TX 77429

Landlord:	Cypress Towne Center, Ltd.
8555 Westheimer Road
Houston, TX 77063

162. U.S. 11W & Interstate 81, Bristol, TN 37620

Landlord:	Pinnacle North, LLC
601 State Street, 6th Floor
Bristol, VA 24201
Attn: Mr. Steve Johnson

With a copy to:	Hartman Simons & Wood LLLP
6400 Powers Ferry Road NW
Suite #400
Atlanta, GA 30339
Attn: Jeremy D. Cohen

163. 15185 W. 119th Street, Olathe, KS 66002

Landlord:	M-III Olathe Station Property, LLC
c/o Mariner Real Estate Management, LLC.
4601 College Blvd., Ste 350
Leawood, KS 66211
Attn: President

With a copy to:	M-III Olathe Station Property, LLC
c/o Legacy Asset Management, LLC
4717 Central Street
Kansas City, MO 64112

With a copy to:	Daspin & Aument, LLP
227 West Monroe Street, Ste 3500
Chicago, IL 60606
Attn: Nicole Rudman Brown

164. 3103 W. Highway 74, Monroe, NC 44648

Landlord:	IA Monroe Poplin, LLC
c/o InvenTrust Property Mgmt, LLC
2809 Butterfield Road
Oak Brook, IL 60523

With a copy to:	Inland American
Monroe Poplin, LLC
2901 Butterfield Road
Oak Brook, IL 60523

165. 2625 Scottsville Road, Bowling Green, KY 42104

Landlord:	Greenwood Mall, LLC
c/o Greenwood Mall
110 N. Wacker Drive
Chicago, IL 60606
Attn: Law/Lease Administration Dept.

With a copy to:	Greenwood Mall
2625 Scottsville Road
Bowling Green, KY 42104
Attn: General Manager

166. 1991 West Highway 40, Vernal, UT 84078

Landlord:	Gardner Towne Center, LLC
201 South Main Street, Ste 2000
Salt Lake City, UT 84111
Attn: Rulon C. Gardner

167. 211 Rolling Hills Circle, Easley, SC 29640

Landlord:	Easley Commons Retail Associates LLC
1765 Merriman Road
Akron, OH 44313

With a copy to:	Easley Commons Retail Associates, LLC.
c/o Riverview Management
1765 Merriman Road
Akron, OH 44313

168. 4501 Outer Loop Drive, Louisville, KY 40219

Landlord:	Weingarten Realty Investors
P.O. Box 301074
Houston, TX 77303-1074
Weingarten Realty Investors
2600 Citadel Plaza Drive, Ste 125
Houston, TX 77008

169. 640 Centerview Blvd., Ste. 120, Kissimmee, FL 34741

Landlord:	HUH DI/OCP Crosslands, LLC
c/o O’Connor Property Management
240 Royal Palm Way, 2nd Floor
Palm Beach, FL 33480

With a copy to:	Osceola Crossing Owner, LLC
14901 S. Orange Blossom Trail
Orlando, Fl 32827
Attn: General Counsel

With a copy to:	Hartman Simons & Wood LLP
6400 Powers Ferry Road NW, Ste 400
Atlanta, GA 30339
Attn: Laura B. Kurlander

170. 6360 S. Parker Road, #5, Aurora, CO 80016

Landlord:	Arapahoe Crossing LP
c/o Brixmor Property Group
450 Lexington Avenue, 13th Fl
New York, NY 10170
Attn: Office of General Counsel

With a copy to:	Arapahoe Crossing LP
c/o Brixmor Property Group
40 Skokie Blvd., Ste 600
Northbrook, IL 60062
Attn: Vice President of Legal Services

171. Polaris Pointe Shops, Colorado Springs, CO 80921

Landlord:	Executive Companies
13540 Meadowgrass Drive, Ste 200
Colorado Springs, CO 80921
Attn: Gary Erickson

172. 195 W. Esplanade Drive, Oxnard, CA 93036

Landlord:	California Property Owner I, LLC
c/o Brixmor Property Group
450 Lexington Avenue, 13th Fl
New York, NY 10170
Attn: Office of General Counsel

With a copy to:	California Property Owner I, LLC
c/o Brixmor Property Group
40 Skokie Blvd., Ste 600
Northbrook, IL 60062
Attn: Vice President of Legal Services

173. The Shoppes at Southport West, Omaha, NE

Landlord:	CBRE Mega
c/o CBRE Mega
11213 Davenport Street, Ste. 300
Omaha, NE 68154

174. The Marketplace, Council Bluffs, IA

Landlord:	Legacy CB, LLC
c/o Red Legacy, LLC
4717 Central Street
Kansas City, MO 64112
Attn: Legal

With a copy to:	The Katz Law Firm
7227 Metcalf Avenue, 2nd Fl
Overland Park, KS 66204
Richard B. Katz

175. Glade Park Shopping Center, Euless, TX

Landlord:	Glade Inline I, LLC
6723 Weaver Road, Ste 108
Rockford, IL 61114
Attn: Zack Knutson

176. Four Corners Shopping Center, Tomball, TX

Landlord:	BK 2920, Ltd.
3700 Buffalo Speedway, Ste. 1020
Houston, TX 77098

177. 1268 S. Hoover Street, Longmont, CO 80501

Landlord:	D.D. Dunlap Companies
16897 Algonquin, Suite A
Huntington Beach, CA 92649

178. 600 Ed Noble Parkway, Norman, OK 73072

Landlord:	Gemini Parkway Plaza, LLC
c/o Woodmont Company
2100 W. 7th Street
Forth Worth, TX 76107

179. 5080 Richmond Avenue (Galleria), Houston, TX 77056

Landlord:	POR LP NOTICES
5177 Richmond Avenue, Ste 610
Houston, TX 77056

180. 10515 Katy Freeway (I-10), Houston, TX 77024

Landlord:	Jim R. Smith
1400 Post Oak Blvd., Ste. 650
Houston, TX 77056

181.                        420 Congaree Rd., Greenville, SC 29607

Landlord:	H & H Properties II, LLC
2701 Colgate Road, Ste 300
Charlotte, NC 28211

182.                        6420 Eastex Freeway, Beaumont, TX 77708

Landlord:	D & F Realty Partners, LLC
c/o Fertitta Realty, Inc.
P.O. Box 12400
Beaumont, TX 77726

183.                        2727 Iowa Street, Lawrence, KS 66046

Landlord:	TMD Iowa, LLC c/o
Inland Comm. Real Estate Svcs, LLC/ Bldg #75048
2901 Butterfield Road
Oak Brook, IL 60523
Attn: Senior Vice President/Property Management

184.                        8353 N. Booth Avenue, Kansas City, MO 64158

Landlord:	SCV Retail LLC
c/o U.S. Federal Properties Co., LLC
4706 Broadway, Ste 240
Kansas City, MO 64112
Attn: Director Property Management

185.                        19380 Interstate 45, Spring, TX 77373

Landlord:	Cypresswood Partners, LTD.
c/o Huntington Properties, Ltd.
109 N. Post Oak Lane, Ste 550
Houston, TX 77024

186.                        6590 Youree Drive, Shreveport, LA 71105

Landlord:	Bayou Walk, LLC
c/o Crimson Capital, LLC
489 Riverview Drive
Totowa, NJ 07512
Attn: Joseph Prestifilippo

187.                        10020 Coors Bypass NW, Albuquerque, NM 87114

Landlord:	Sanford Albuquerque Property, LLC
c/o NAI Maestas & Ward Property Management
P.O. Box 91090
Albuquerque, NM 87199
With a copy to:	Sanford Albuquerque Property, LLC
108 Lugar De Oro Street
Santa Fe, NM 87501
Attn: Andrew Sanford

188.                        11251 Beech Avenue, Fontana, CA

Landlord:	Teachers Insurance and Annuity Assn of America
730 Third Avenue
New York, NY 10017
With a copy to:	JLL
3281 E. Guasti Road, Ste 850
Ontario, CA 91761

189.            7800 Rivers Avenue, Ste 1930, North Charleston, SC 29408

Landlord:	Hawthorne North Rivers, LLC

300 Providence Road, Ste. 105

Charlotte, NC 28207

Attn: Asset Manager

190.            5641 Lone Tree Way, Ste. 101, Brentwood, CA 94515

Landlord:	Donahue Schriber Realty Group, L.P.

200 East Baker Street, Ste. 100

Costa Mesa, CA 92626

Attn: Property Manager

With a copy to:	Donahue Schriber

3501 Del Paso Road, Ste. 100

Sacramento, CA 95835

Attn: Property Manager

191.            464 N. Hwy 27/441, Lady Lake, FL 32159

Landlord:	SRK Lady Lake 43 Associates, LLC

c/o Benchmark Management Corporation

4053 Maple Road

Amherst, NY 14226

Attn: Director of Leasing

192.            2770 Reynolds Ranch Pkwy, Lodi, CA 95240

Landlord:	Sandpiper Pennebaker Group, LLC

1420 Mills Avenue, Ste M

Lodi, CA 95242

193.            2280 W. Warm Springs Road, Las Vegas, NV 89119

Landlord:	DJT Enterprises

3900 Paradise Road, Ste. 111

Las Vegas, NV 89109

Attn: Daniel Tuntland

194.            858 Dawsonville Hwy, Gainesville, GA 30501

Landlord:	Freeway Associates, LLC

c/o Selig Enterprises, Inc.

1100 Spring Street, Ste. 550

Atlanta, GA 30309-2848

195.            10105 West McDowell Road, Avondale, AZ 85392

Landlord:	Lot 7 Gateway, LLC

2980 E. Northern Avenue, Ste. A

Phoenix, AZ 85028

Attn: Joe Walters

196.            5606 Sprague Avenue, Spokane Valley, WA  99212

Landlord:	Central Sprague Realty, LLC

Leavitt Capital Companies

717 W. Sprague Avenue, Ste. 802

Spokane, WA 99201

Attn: Aaron Lake

With a copy to:	Lukins & Annis, P.S.

717 W. Sprague Avenue, Ste. 1600

Spokane, WA 99201

Attn: Joe. A. Romberg

197.            1905B Edwards Lake Rd, Birmingham, AL 35235

Landlord:	OA Partners, LLC

10 Harris Court, Ste. B-1

Monterey, CA 93940

Attn: Sherry Peverini

With a copy to:	Miller Starr Regalia

1331 N. California, Fifth Floor

Walnut Creek, CA 94546

Attn: Chad Gallagher

198.            12030 East Freeway, Houston, TX 77029

Landlord:	BK FED EAST, LTD

c/o Baker Katz

3700 Buffalo Speedway, Ste. 1020

Houston, TX 77098

Attn: Jason Lax

199.            5920 SW Huntoon Street, Topeka, KS 66604

Landlord:	WBB, LLC

1707 W. Waterfront Parkway

Wichita, KS 67206

Attn: Lease Administrator

200.            3406 Adventure Lane, Kodak, TN 37764

Landlord:	Hickory Hills Properties

P.O. Box 5707

Sevierville, TN 37864

Attn: Gary A. Helton

201.            1775 Vann Drive, Jackson, TN 38305

Landlord:	Columns Development Partners

c/o Gary A. Taylor Investment Co.

2574 Christmasville Cove, Ste. H

Jackson, TN 38305

Attn: Gary A. Taylor, Managing Partners

202.            523 E. Lewis & Clark Pkwy, Clarksville, IN 47129

Landlord:	CBRE, Inc. as court Appointed

Receiver for LaPlace Indiana, LLC

8500 Keystone Crossing, Ste. 170

Indianapolis, IN 46240

Attn: Scott M. Gray

203.            888 West Second Street, Calexico, Ca 92231

Landlord:	Gran Plaza, L.P.

c/o Excel Property Management Services, Inc.

9034 W. Sunset Blvd.

West Hollywood, CA 90069

From time to time certain equipment, including, without limitation, motor vehicles and computers, may be offsite in the ordinary course of business.

(ii)                                  Sheplers Holding Corporation and Sheplers, Inc. Locations

Location Name	Location Name

Wichita - Store No. 301	Orlando - Store No. 334

6501 West Kellogg Street	5250 International Drive, Space E5

Wichita, Kansas 67209-2211	Orlando, Florida 32819

Landlord: SHEP (KS-OK) QRS 16-113, Inc.	Landlord: FB Orlando Acquisition Company, LLC

Oklahoma City - Store No. 302	Riverview- Store No. 336

812 South Meridian Avenue	Mesa Riverview

Oklahoma City, Oklahoma 73108-1604	829 N Dobson Road

Landlord: SHEP (KS-OK) QRS 16-113, Inc.	Mesa, Arizona 85201-7585

Landlord: DeRito/Kimco

Englewood - Store No. 304	Arlington - Store No. 305

8500 East Orchard Road	2500 East Centennial Drive

Greenwood Village, Colorado 80111-5012	Arlington, Texas 76011-6611

Landlord: C2 H2 Limited	Landlord: Maymie Bros (Building) /W.R. Grace (Land)

Frisco- Store No. 306	San Antonio- Store No. 309

8549 Gaylord Parkway, Suite 100	6201 N.W. Loop 410

Frisco, Texas 75034	San Antonio, Texas 78238-3303

Landlord: BRE Retail Residual Owner 1 LLC	Landlord: Ingram 410, LLC

Northglenn- Store No. 310	Mesquite- Store No 311

10300 Bannock Street	18500 Lyndon B Johnson Freeway

Northglenn, Colorado 80260-6067	Mesquite, Texas 75150-5626

Landlord: W.R. Grace	Landlord: The Rockola Corp

Austin — Cap. Plaza - Store No. 353	Austin — Southpark - Store No. 354

Capital Plaza	Southpark Meadows

5415B North IH-35	9900 South IH-35, Building B

Austin, Texas 78723	Austin, Texas 78748

Landlord: Cencor Reality Services	Landlord: Harbert Rainier SouthPark Meadows, LLC

McAllen, TX- Store No. 355	Omaha - Store No. 356

507 West Expressway 83	970 South 72nd Street

McAllen, Texas 78503	Omaha, Nebraska 68114

Landlord: Daniel G Kamin McAllen LLC	Landlord: Eric Dawson, LLC

San Antonio - Brooks- Store No. 357	Fort Worth- Store No. 358

3127 SE Military Dr, Suite 121	9320 Sage Meadow Trail

San Antonio, Texas 78223	Fort Worth, Texas 76177

Landlord: IA Management, LLC	Landlord: ATC Investors, LP

Lubbock- Store No. 359	Odessa- Store No. 360

South Plains Mall - D27	5125 E. 42nd Street

6002 Slide Road	Odessa, Texas 79762

Lubbock, Texas 79414	Landlord: Leeco Energy & Investments

Landlord: Macerich South Plains LP

Dallas- Store No. 362	Fulfillment Center

5850 LBJ Freeway	4950 South Laura Street

Garland, Texas 75041	Wichita, Kansas 67216

Landlord: Preston Valley North Limited Partnership	Landlord: SHEP (KS-OK) QRS 16-113, Inc.

SCHEDULE 3.8

to

Collateral Agreement

Chattel Paper; Instruments; Negotiable Documents; Letter-of-Credit Rights

None.

SCHEDULE 3.9

to
Collateral Agreement

Commercial Tort Claims

None.

SCHEDULE 3.10

to
Collateral Agreement

Deposit Accounts and Securities Accounts

ENTITY	BANK	ACCT NUMBER	TYPE
Boot Barn Holdings Inc.	Wells Fargo	[*]	Funding Account

Boot Barn Inc.	Wells Fargo	[*]	Master Concentration Acct. - Deposits
		[*]	Store Credit Card Deposits
		[*]	BB Internet Credit Card Deposits
		[*]	Sheplers Internet Credit Card Deposits
		[*]	Sheplers Other Deposits
		[*]	Store Cash and Check Deposits
		[*]	Corp Deposits

		[*]	Master Funding Account
		[*]	Boot Barn Checking Account
		[*]	Sheplers Checking Account
		[*]	ACH Debits (Disbursements)
		[*]	EFT Payments (Disbursements)
		[*]	Manual Payroll Disbursements

	BBVA Compass	[*]	Store Cash and Check deposits
	Chase Bank	[*]	Store Cash and Check deposits

[*] Certain Information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

SCHEDULE 3.11

to
Collateral Agreement

Intellectual Property

1.             The listing of Trademarks (as defined in the Collateral Agreement) should include: (a) the Trademark; (b) Registration Number or Serial Number; and (c) the Owner of Record.

See attached.

2.             The listing of Trademark Licenses (as defined in the Collateral Agreement) should include: (a) Name of Licensee/Licensor; and (b) Date.

None.

3.             The listing of Patents (as defined in the Collateral Agreement) should include: (a) Country; (b) Patent Number or Application Number; (c) Title of Invention; and (d) the Owner of Record.

None.

4.             The listing of Patent Licenses (as defined in the Collateral Agreement) should include: (a) Name of Licensee/Licensor; and (b) Date.

Patent License Agreement, dated March 28, 2011, between Webvention LLC and Sheplers Holding Corporation.

5.             The listing of Copyrights (as defined in the Collateral Agreement) should include: (a) Registration Number; (b) Title as listed in Registration; and (c) the Copyright Claimant.

See attached.

6.             The listing of Copyright Licenses (as defined in the Collateral Agreement) should include: (a) Name of Licensee/Licensor; and (b) Date.

None.

Boot Barn, Inc. Trademarks

Mark	Country	Registration number Registration date	Application number	Current Owner
BOOT BARN	U.S.	2,307,397 01/11/2000	75/579,578	Boot Barn, Inc.
	U.S.	3,696,624 10/13/2009	77/467,382	Boot Barn, Inc.
WESTERN WAREHOUSE	U.S.	1,197,321* 06/08/1982	73,229,113	Boot Barn, Inc.
WESTERN WAREHOUSE	U.S.	1,786,004 08/03/1993	74/334,293	Boot Barn, Inc.
CORRAL WEST	U.S.	3,135,148 8/29/2006	78/569,082	Boot Barn, Inc.
CORRAL WEST RANCHWEAR	U.S.	3,135,156 08/29/2006	78/569,628	Boot Barn, Inc.
CWR WORKWEAR DEPOT			CANCELED
CWR			CANCELED
CODY JAMES	U.S.	1,818,497 01/25/1994	74/209,357	Boot Barn, Inc.
JOB SITE	U.S.	2,193,695 10/06/1998	75/346,364	Boot Barn, Inc.
AMERICAN WORKER HEAD TO TOE WORK WEAR	U.S.	3,941,630 04/05/2011	77/891,409	Boot Barn, Inc.
SHYANNE	U.S.	3,615,901 05/05/2009	77/584,307	Boot Barn, Inc.
STINKY BOOT	U.S.	4247245 11/20/2012	85/465,810	Boot Barn, Inc.
	U.S.	4867370 12/8/2015	85722240	Boot Barn, Inc.

	U.S.	4851565 11/10/2015	85718520	Boot Barn, Inc.
~~RCC WESTERN STORES~~	~~U.S.~~	~~3,676,190 9/01/2009~~	~~77673023~~	CANCELLED.
		~~3685540 9/22/2009~~	~~77673019~~	CANCELLED.
		4,164,753 6/26/2012	85506201	Boot Barn, Inc.
	Canada	TMA860483 9/18/2013
	International Registration -WIPO	1107912
	New Zealand	854978 7/12/2012
RCC WESTERN WEAR	U.S.	4,164,271 6/26/2012	85457801	Boot Barn, Inc.
RCC WESTERN STORE	North Dakota	3272740 10/4/2012
RCC WESTERN STORE	Wisconsin	133574 10/3/2012
RCC WESTERN STORE	Canada	TMA860484 9/18/2013
RCC WESTERN STORE	International Registration - WIPO	1110298 1/17/2012
RCC WESTERN STORE	New Zealand	854977 7/12/2012

Baskins	U.S.	4256229 12/11/2012	85446448	Boot Barn, Inc.
Baskins	Louisiana	645198 6/4/2013		Boot Barn, Inc.
	U.S.	4157456 6/12/2012	85446755	Boot Barn, Inc.
Diamond B	U.S.	3541365 12/2/2008	77293760	Boot Barn, Inc.
	U.S.	3457163 7/1/2008	77294779	Boot Barn, Inc.
Outfitting Texans Since 1972	U.S.	4260163 12/18/2012	85446958	Boot Barn, Inc.
The Official Western Store of Texas	U.S.	4326046 4/23/2013	85446863	Boot Barn, Inc.
			CANCELED
BB RANCH	U.S.	4666995	86292745	Boot Barn, Inc.
SHYANNE	U.S.	4659704	86324810	Boot Barn, Inc.
MOONSHINE SPIRIT BY BRAD PAISLEY	U.S.		~~86376463~~ ABANDONED	Boot Barn, Inc.
MOONSHINE SPIRIT BY BRAD PAISLEY (Stylized)	U.S.		86862203	Boot Barn, Inc.

MOONSHINE SPIRIT	U.S.	4918875 3/15/2016	86327572	Boot Barn, Inc.
B	U.S.	4893434 1/26/2016	86279959	Boot Barn, Inc.
	U.S.	4914492 3/8/2016	86296606	Boot Barn, Inc.
XERO GRAVITY	U.S.		87347735 2/23/2017	Boot Barn, Inc.

Sheplers, Inc. Trademark Registrations and Applications

Trademark	Database	Application Number	Registration Number	Owner
RED RANCH	U.S. Federal	85726040	4552405	SHEPLERS, INC.

GIBSON TRADING COMPANY ESTABLISHED 1899	U.S. Federal	85724728	4998464 7/12/2016	SHEPLERS, INC.
RED RANCH	U.S. Federal	85434444	4258838	SHEPLERS, INC.
GIBSON TRADING COMPANY	U.S. Federal	85399269	4429241	SHEPLERS, INC.
WESTERN WEAR FOR THE WAY YOU LIVE	U.S. Federal	85396637	4118616	SHEPLERS, INC.
Design Only	U.S. Federal	85315981	4129801	SHEPLERS, INC.
GIBSON TRADING COMPANY	U.S. Federal	85261879	4168869	SHEPLERS, INC.
~~YOUR COUNTRY, YOUR WAY~~	~~U.S. Federal~~	~~77483596~~	~~3781832~~	CANCELLED
SHEPLERS	U.S. Federal	78822126	3193462	SHEPLERS, INC.
THE WORLD’S LARGEST WESTERN STORES	U.S. Federal	75291616	2167479	SHEPLERS, INC.
WORLD’S LARGEST WESTERN STORES	U.S. Federal	75140060	2081419	SHEPLERS, INC.
BOOTS ‘N JEANS	U.S. Federal	75078088	2342054	SHEPLERS, INC.
WORLD’S LARGEST WESTERN STORES AND CATALOG	U.S. Federal	74520534	2033263	SHEPLERS, INC.

Trademark	Database	Application Number	Registration Number	Owner
~~Design Only~~ 	~~U.S. Federal~~	~~73392546~~	~~1254863~~	CANCELLED
~~OL’ SHEP~~	~~U.S. Federal~~	~~73388925~~	~~1255648~~	CANCELLED
~~SHEPLERS~~	~~U.S. Federal~~	~~73125194~~	~~1141784~~	CANCELLED
S	U.S. Federal	73125222	1137758	SHEPLERS, INC.
S	U.S. Federal	73125223	1137889	SHEPLERS, INC.
~~S SHEPLERS INC.~~ 	~~U.S. Federal~~	~~73041013~~	~~1017594~~	CANCELLED.
S	U.S. Federal	73040683	1057698	SHEPLERS, INC.

Trademark	Database	Application Number	Registration Number	Owner
~~S~~ 	~~U.S. Federal~~	~~73040684~~	~~1045614~~	CANCELLED
SHEPLERS	U.S. Federal	73040363	1308095	SHEPLERS, INC.
SHEPLERS	U.S. Federal	73040364	1308389	SHEPLERS, INC.
SHEPLERS	Canada	1540229	TMA835766	SHEPLERS, INC.
SHEPLERS	Canada	714900	TMA429523	SHEPLERS, INC.
SHEPLERS	Switzerland	59396/2011	625115	SHEPLERS, INC.
SHEPLERS	United Kingdom	1516265	1516265	SHEPLERS, INC.
SHEPLERS	Community Trademarks	10201697	10201697	SHEPLERS, INC.
SHEPLERS	Brunei	22188	19023	SHEPLERS, INC.
SHEPLERS	China	9895452	9895452	SHEPLERS, INC.
SHEPLERS	China	9895451	9895451	SHEPLERS, INC.
SHEPLERS	Japan	2011-060657	5532778	SHEPLERS, INC.
SHEPLERS	Australia	1443876	1443876	SHEPLERS, INC.
SHEPLERS	Australia	588639	588639	SHEPLERS, INC.
SHEPLERS	New Zealand.	847911	847911	SHEPLERS, INC.
COUNTRY OUTFITTER	U.S.	85789013	4599589 9/9/2014	Sheplers, Inc.
WE KNOW COUNTRY	U.S.	85786657	4368008 7/16/13	Sheplers, Inc.

Sheplers, Inc. Copyrights

#	Title / Issue Title	Copyright No.	Serial Publication Year / Registration Date	Copyright Claimant
1.	www.amberleaves.com	TX0006371294	12-May-2006	Sheplers Catalog Sales, Inc.*
2.	www.sheplers.com.	TX0006490898	13-Oct-2006	Sheplers Catalog Sales, Inc.*

SCHEDULE 3.13

to
Collateral Agreement

Equity Interests Held Directly by Grantors

Certificated Securities:

Name of Issuer	Class and Series	Par Value	Certificate Number	Number (and Percentage) of Securities of such Class and Series
Boot Barn, Inc.	Common Stock		2	1,000 (100% owned by Boot Barn Holdings, Inc.)
RCC Western Stores, Inc.	Common Stock		51	2,000 (100% owned by Boot Barn, Inc.)
Sheplers Holding Corporation	Common Stock		1	100 (100% owned by Boot Barn, Inc.)
Sheplers, Inc.	Common Stock		2	1000 (100% owned by Sheplers Holding Corporation)
Boot Barn International (Hong Kong) Limited	Ordinary Shares		3	65(100% owned by Boot Barn, Inc.)

Uncertificated Securities:

Name of Issuer	Class and Series	Par Value	Certificate Number	Number (and Percentage) of Securities of such Class and Series
Baskins Acquisition Holdings, LLC	Membership interests	N/A	N/A	Boot Barn, Inc. is the sole member and owner of membership interests.

Partnership/LLC Interests:

None.